CERTIFICATE OF AMENDMENT

                                    OF

                        CERTIFICATE OF INCORPORATION

                                 * * * * *

     INLAND REAL ESTATE LB I CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     FIRST: That by the unanimous written consent of the Board of Directors of INLAND REAL ESTATE LB I CORPORATION resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling for the consent of the sole shareholder of said corporation thereto. The resolution setting forth the proposed amendment is as follows:
     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Lender described in Article 3 from Secore Financial Corporation to Lehman Brothers Holdings, Inc.
     FURTHER RESOLVED, that the Certificate of Incorporation of this corporation be amended by attaching Schedule A hereto which Schedule includes the Properties described in Article 3.
     SECOND: That thereafter, the sole shareholder of the corporation consented to the amendment in writing.
     THIRD: That said amendment is duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
     IN WITNESS WHEREOF, said INLAND REAL ESTATE LB I CORPORATION. has caused this certificate to be signed by Gary Pechter, its Assistant Secretary, this 29th day of September, 1998.

                                    INLAND REAL ESTATE LB I CORPORATION,


                                    By: /s/ Gary Pechter
                                    Its: Assistant Secretary

                             SCHEDULE A

                         List of Properties


LAKE PARK PLAZA SHOPPING CENTER
4301 Franklin Street, Route 421, Michigan City, IN

ST. JAMES CROSSING SHOPPING CENTER
800-844 E. Ogden Avenue, Westmont, IL

HOMEWOOD PLAZA SHOPPING CENTER
17510 S. Halsted, Homewood, IL

HIGH POINT CENTRE SHOPPING CENTER
7475 Mineral Pointe Road, Madison, WI

CHESTNUT COURT SHOPPING CENTER
7511 Lemont Road, Darien, IL

OAK FOREST COMMONS SHOPPING CENTER
NE corner of 159th and Central Avenue, Oak Forest, IL

NAPER WEST PLAZA SHOPPING CENTER
510-618 S. Route 59, Naperville, IL

BERGEN PLAZA SHOPPING CENTER
7101 10th Street North, Oakdale, MN

WAUCONDA SHOPPING CENTER
612-620 N. Liberty St. (Route 176), Wauconda, IL

WISNER/MILWAUKEE PLAZA SHOPPING CENTER
2847-2865 N. Milwaukee Avenue, Chicago, IL

WESTERN HOWARD SHOPPING CENTER
2341-57 West Howard Street, Chicago, IL

ELMHURST CITY CENTRE
Lot 2: 149 N. York Rd.; Lot 4: One City Centre, Elmhurst, IL